UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 11, 2007
S1 Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-24931	58-2395199
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

705 Westech Drive, Norcross, Georgia (Address of principal executive offices)	30092 (Zip code)
Registrant’s telephone number, including area code: (404) 923-3500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c)) Rule 425, Rule 14a-12 and Instruction 2
to Rule 14d-2(b)(2)

ITEM 8.01. OTHER EVENTS.
     In a press release issued on December 13, 2007, S1 Corporation (“S1”) announced that its Board of Directors authorized a $10.0 million increase to the Company’s stock repurchase program, bringing the total authorization to $60.0 million, under which S1 may repurchase shares of its common stock from time to time in open market and privately negotiated transactions, through block trades or otherwise, as market and business conditions warrant. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.
     On December 14, 2007, S1 adopted a written trading plan under Rule 10b5-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) which enables the Company to repurchase shares of its common stock at times when it might otherwise be prohibited from doing so under insider trading laws or because of the Company’s trading policy.
     S1 has been advised by Jan Kruger (President, S1 Enterprise) that, in order to achieve diversification and liquidity in his financial portfolio, he has entered into a written trading plan for selling shares of S1’s common stock designed to comply with Rule 10b5-1 and S1’s trading policy. According to Mr. Kruger, his trading plan provides for the sale, under certain circumstances, of up to 87,257 shares of S1 common stock. In addition, Mr. Kruger has provided S1 with written instructions regarding the exercise, under certain circumstances, of 106,478 stock appreciation rights. Except as may be required by law, S1 does not undertake any duty to report future stock trading plans or instructions regarding the exercise of stock appreciation rights established by other S1 officers or directors, nor to report modifications, terminations, transactions or other activities under stock trading plans or instructions regarding the exercise of stock appreciation rights of the above executive officer or of any other officer or director. Transactions pursuant to Mr. Kruger’s trading plan and written instructions will be disclosed publicly through appropriate filings with the Securities and Exchange Commission.
     This Current Report on Form 8-K contains forward-looking information, as that term is defined under the Exchange Act, including information regarding purchases by S1 of its common stock. By their nature, forward-looking information and statements are subject to risks, uncertainties, and contingencies, including changes in price, volume and the volatility of S1’s common stock, and unexpected or otherwise unplanned or alternative requirements with respect to the capital investments of S1. S1’s 2006 Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 16, 2007, and subsequent filings with the SEC, include information regarding other risk factors and cautionary information. Except as provided by law, S1 does not undertake to update any forward-looking statement.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated December 13, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

S1 CORPORATION (Registrant)

/s/ John Stone

Chief Financial Officer

Date: December 14, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated December 13, 2007.